BERWYN FUND SERIES

                               OF THE BERWYN FUNDS


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SUPPLEMENT DATED DECEMBER 6, 2005 TO PROSPECTUS AND STATEMENT OF ADDITIONAL
                         INFORMATION DATED MAY 1, 2005



CLOSING OF THE BERWYN FUND SERIES TO NEW INVESTORS

The investment adviser of the Berwyn Fund Series (the "Fund"), The Killen Group, Inc. (the "Adviser"), monitors the total assets of the Fund and may recommend that the Fund be closed to new investors due to concerns that an increase in the asset size of the Fund may adversely affect the Fund's ability to achieve its investment objective. The Adviser has recommended to the Board of Trustees of the Trust, and the Board has approved, effective as of the close of business on January 6, 2006, that the Fund will be closed to new investors and shares of the Fund will only be offered to:

     (i) persons who already hold shares of the Fund directly or through accounts maintained by brokers pursuant to arrangements with the Adviser;

     (ii) participants in a retirement program or pension plan which has a relationship with the Fund;

     (iii)persons who are clients of consultants, intermediaries or advisors which have an existing contractual relationship with the Fund or the Adviser; and

     (iv) trustees/directors, officers and employees of the Adviser, the Fund and their affiliates, and their respective spouses, parents and children.

New account purchase orders will not be accepted after January 6, 2006 unless such purchase orders were postmarked on or before such date. Other persons who are shareholders of the Berwyn Income Fund or the Berwyn Cornerstone Fund will not be permitted to acquire shares of this Fund by exchange after February 28, 2006. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder has elected otherwise.


The Berwyn Funds reserve the right to re-open the Fund or to modify the extent to which future sales of shares are limited.